Exhibit 23  -- Consent of Experts


Beckstead and Watts, LLP
----------------------------

Certified Public Accountants
                                                        3340 Wynn Road, Suite B
                                                            Las Vegas, NV 89102
                                                                   702.257.1984
                                                               702.362.0540 fax





To Whom It May Concern:

We have issued our report dated March 18, 2003, accompanying the financial statements of EClic, Inc. on Form 10KSB for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report of EClic, Inc. on Form 10KSB.

Signed,

/s/ Beckstead and Watts, LLP
----------------------------
    Beckstead and Watts, LLP


March 18, 2003





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